MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

March 31, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT

Re: Mutual Agreement to Extend closing to April 21, 2009 and
Ratification of Letter of Intent to Purchase the Miltex interest in Walsh Operated
Joe Stanton, "Trustee" and F.O. Masten "A", "B", "C", "D", "H" leases
Located in the Armstrong CSL Survey, Cochran County, Texas

Gentlemen:

This letter, when countersigned by you, shall ratify and acknowledge Doral Energy Corp.'s intent to purchase and Miltex Oil Company's intent to sell the referenced properties as described on the attached Exhibit "A". The fully executed Purchase and Sale Agreement dated January 15, 2009 and the subsequent extension Agreement dated February 23, 2009 are hereby ratified and acknowledged. Doral Energy Corp. desires to further extend the closing of this transaction to April 21, 2009 and both parties have agreed to this modification. The assignment of the leases and sale will be effective March 1, 2009. The closing will be no later than 1 pm. on April 21, 2009 in Midland, Texas.

Doral Energy Corp. hereby pays to Miltex Oil Company $25,000. to extend the closing to April 21, 2009 and Miltex hereby acknowledges receipt of same. The total cash consideration for the transaction will be $2,425,000. Doral Energy Corp. will pay the balance of $2,200,000. at closing . At closing, Doral will also pay Miltex for it's interest in the remaining oil in the tanks on the leases as of March 1, 2009. The value of the oil in the tanks as of March 1, 2009 has been determined to be $35,981.90 as per the Settlement Statement attached hereto as Exhibit "B". Doral Energy Corp. will pay in collected funds at closing a total of $2,235,981.90 to Miltex Oil Company.

Miltex will prepare the Assignment of leases for closing. This instrument will be identical in terms and substance as the Assignment from Faskin which conveyed the leases to Miltex Oil Company effective January 1, 2007. Doral may assign this contract to a third party or subsidiary entity and will provide such named entity for the Assignment no later than April 14, 2009.

If Doral Energy Corp. fails to close this transaction, this Agreement shall ipso facto terminate and neither party hereto shall have any further obligations to the other. Both parties agree that all funds paid by Doral Energy Corp. to Miltex Oil Company as advanced escrowed deposits will be forfeited by Doral as liquidated damages in the event Doral does not close this transaction on or before 1 pm. April 21, 2009. Without exception in writing, there will be no changes to this Agreement.

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

AGREED TO AND ACCEPTED this 31st day of March, 2009.

By: *Everett Willard Gray II*
Doral Energy, Corp.
Everett Willard Gray II, Vice-Chairman & CEO

EXHIBIT "A"
Doral Energy Corp.
Purchase And Sale Agreement dated January 15, 2009
Ratification and Extended Closing to April 21, 2009

Lease Agreement:	TX-452-000001-001
Lease Date:	12-21-1959
Lessor:	F.O. Masten
Lessee:	Atlantic Richfield
State/County:	Texas/Cochran
Recorded:	Book 21, Page 5
Legal Description:	All of Labors 12, 13, 14, 15, 16, 17 & NW/4 of 18, League 133, Armstrong County School Land in Cochran County, Texas containing 1,111 acres of land.

Lease Agreement:	TX-520-000001-001
Lease Date:	12-30-1950
Lessor:	F.O. Masten
Lessee:	Cities Service Company
State/County:	Texas/Cochran
Recorded:	Book 10, Page 220
Legal Description:	All of Labors 2, 3, 4, 5, 6, 7, 8, 9, League 133, All of Labors 23, 24, 25, League 134, Armstrong County School Land in Cochran County, Texas containing 1,947 acres of land.

Lease Agreement:	TX-520-000002-001
Lease Date:	3-27-1978
Lessor:	Marvin W. Aday, et ux
Lessee:	Quasar Incorporated
State/County:	Texas/Cochran
Recorded:	Book 137, Page 340
Legal Description:	Tract 1: E/2 of Section 41; Tract 2: NW/4 of Section 40, Harrison & Brown Survey, Cochran County, Texas

3 Leases Listed

EXHIBIT "B"
Doral Energy Corp.
Purchase and Sale Agreement with Extended closing to April 21, 2009
Settlement Statement of Oil in Tanks as of March 1, 2009

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

March 23, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT DATED 1-15-2009

Re: Settlement Statement for Oil in Tanks as of 3-01-2009.

Gentlemen:

The Settlement Statement for oil remaining in the tanks as of 3-1-09 for the Miltex Acquisition is as follows:

Lease Name	Oil in Tanks(BBL)	Miltex NRI	After Tax Net Oil Price	Net Value of Oil in Tanks
Masten A	56	.6462425	$30.22	$ 1,093.65
Masten B	190	.6554425	$30.22	$ 3,763.42
Masten C	325	.7120225	$30.22	$ 6,993.13
Masten H	263	.7028225	$30.22	$ 5,585.93
Masten D	437	.6554425	$30.22	$ 8,655.87
Stanton	435	.75233	$30.22	$ 9,889.90
			Total Due:	**$ 35,981.90**

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President